Revenues from contracts with customers - Schedule of revenue recognition on the Pfizer agreements (Details) - Pfizer Inc. - Lyme VLA15 - Collaboration and License agreement - EUR (€) € in Thousands	12 Months Ended			36 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2022
Disclosure of disaggregation of revenue from contracts with customers [line items]
License incl. normal tech-transfer	€ (40,060)	€ (1,613)	€ 25,173	€ (16,500)
Equipment for large scale	(277)	177	0	(100)
R&D work (for Phase 2 and additional phase 2 studies) and additional support services - including reimbursements received related directly to this PO	(5,532)	15,701	6,431	16,600
TOTAL revenue recognized	€ (45,869)	€ 14,265	€ 31,604	€ 0